UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2019

DOCUMENT SECURITY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

New York	001-32146	16-1229730
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Canal View Boulevard Suite 300 Rochester, NY	14623
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 325-3610

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On April 12, 2019, Document Security Systems, Inc. (the “Company”) received notification from the NYSE American LLC (the “NYSE American” or “Exchange”) confirming that on April 12, 2019, the Company filed an interim affirmation with the Exchange stating that it is not in compliance with Section 801(h) of the NYSE American Company Guide (the “Company Guide”) because it no longer has at least two members on its Audit Committee.

On April 16, 2019, the Company received a second notification from the Exchange confirming that on April 15, 2019, the Company filed another interim affirmation with the Exchange stating that it is not in compliance with Section 801(h) of the Company Guide because it no longer maintains a board of directors comprised of at least 50% independent directors.

The April 12, 2019 and April 16, 2019 notifications constitute official notice from the Exchange of the Company’s noncompliance with the NYSE American’s continued listing standards. In order for the Company to maintain its listing on the Exchange, the Company will have until May 16, 2019 to appoint one independent director to its Board of Directors (the “Board”). The Company will have until June 17, 2019 to appoint additional independent directors necessary to regain compliance with the requirement to have a board of directors comprised of at least 50% independent directors. Concurrent with the Company’s appointment of additional independent directors to its Board, the NYSE American stated that it expects that the Company will also remedy its Audit Committee composition noncompliance. The Company is now subject to the procedures and requirements set forth in Section 1009 of the Company Guide. The Company intends to comply with the Exchange’s instructions for regaining full compliance with the NYSE American’s continued listing standards within the timeframes established by the Exchange.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

DOCUMENT SECURITY SYSTEMS, INC.

Dated: April 17, 2019	By:	/s/ Frank D. Heuszel
Frank D. Heuszel
Chief Financial Officer